UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

CBA FLORIDA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89169
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 . Submission of Matters to a Vote of Security Holders

On May 28, 2020, CBA Florida, Inc. (the “Company”) held an annual meeting of its shareholders (the “Annual Meeting”) solely by means of remote communication. As of April 17, 2020, the record date of the Annual Meeting, there were a total of 1,272,066,146 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 1,131,181,799 votes were represented at the Annual Meeting, and a quorum was present. The following proposals were submitted to the shareholders:

1. Proposal 1 to elect the four directors nominated by the Company’s board of directors (the “Board”) named in the Proxy Statement (defined below);

2. Proposal 2 to approve the voluntary dissolution and liquidation of the Company (the “Dissolution”) pursuant to a Plan of Dissolution in substantially the form attached to the Proxy Statement;

3. Proposal 3 to ratify the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020; and

4. Proposal 4 to approve (on an advisory basis) the Company's executive compensation.

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed April 20, 2020 (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and broker non-votes and whether each proposal was approved, is set forth below.

1. Proposal 1 to elect the four director nominated by the Board and named in the Proxy Statement.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David Sandberg	652,074,133	0	22,871,286	456,236,380
Adrian Pertierra	652,115,946	0	22,829,473	456,236,380
Timothy McGrath	652,129,732	0	22,815,687	456,236,380
Anthony Snow	634,622,547	0	40,322,872	456,236,380

The four nominees listed above were elected to the Board. Consistent with the Company’s Articles of Incorporation, the term of office of Adrian Pertierra and Anthony Snow will continue until the Company’s 2021 annual meeting of shareholders; the term of office of David Sandberg will continue until the Company’s 2022 annual meeting of shareholders; the term of office of Timothy McGrath will continue until the Company’s 2023 annual meeting of shareholders; and, in each case, until a successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Proposal 2 to approve the Dissolution pursuant to a Plan of Dissolution in substantially the form attached to the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
661,291,880	13,467,086	186,453	456,236,380

The proposal to approve the Dissolution, pursuant to a Plan of Dissolution in substantially the form attached to the Proxy Statement, was approved.

3. Proposal 2 to ratify the appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,117,562,334	10,738,649	2,880,816	456,236,380

The appointment of RBSM LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2020 was ratified.

4. Proposal 4 to approve (on an advisory basis) the Company's executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
654,923,504	18,310,668	1,711,247	456,236,380

The proposal to approve, on an advisory basis, the Company’s executive compensation, was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBA FLORIDA, INC.

Date: June 2, 2020	By:	/s/ Anthony Snow
Anthony Snow, President and Corporate Secretary